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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 24, 2003


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


          New York                   1-9860                  22-1927534
(State or other jurisdiction       (Commission             (IRS Employer
     of  incorporation)            File Number)          Identification No.)


Two Quaker Road, P.O. Box 2900, Pomona, New York             10970-0519

   (Address of principal executive offices)                  (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)
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Item 9.     Regulation FD Disclosure (Information provided under Item 12 -
            Results of Operations and Financial Condition).

On April 24, 2003, Barr Laboratories, Inc. (the "Company") issued a press release announcing results for the three and nine months ended March 31, 2003. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Company hosted a conference call and webcast at 8:30 a.m. Eastern time on April 24, 2003 to discuss the results. A replay of the conference call will be available from 12 Noon Eastern time on April 24th through 11:59 p.m. Eastern time on April 25th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 internationally and using the access code 682104. A replay of the webcast is available until May 15th. To access the webcast, please visit the Company's website at www.barrlabs.com, Investor Relations / Calendar of Events section or simply log on to:

http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=BRL&script=1010&item_id=
733751



Exhibit Number           Exhibit
--------------           -------

     99.0                Barr Laboratories, Inc. April 24, 2003 earnings release
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BARR LABORATORIES, INC.

Date:  April 24, 2003        /s/ William T. McKee
                             ---------------------------------------------------
                             William T. McKee
                             Senior Vice President, Chief Financial Officer, and
                             Treasurer